                                                  CONSENT OF INDEPENDENT AUDITORS

We consent to the  reference to our firm under the caption  "Independent  Auditors"  and to the use of our report dated  February 2,
2001, in the Registration Statement (Form N-4 No. 333-71654) and related Prospectus of American Skandia Life Assurance Corporation.

                                                                       ERNST & YOUNG LLP

Hartford, Connecticut
December 19, 2001